YieldMax TSLA Option Income Strategy ETF
Schedule of Investments
July 31, 2024 (Unaudited)

U.S. TREASURY SECURITIES - 107.6%		Par	Value
United States Treasury Note/Bond
0.75%, 11/15/2024 (a)		$352,603,000	$348,071,434
2.63%, 04/15/2025 (a)		170,127,000	167,413,808
3.00%, 07/15/2025 (a)		174,215,000	171,320,920
3.88%, 01/15/2026 (a)		172,817,000	171,169,838
TOTAL U.S. TREASURY SECURITIES (Cost $857,009,432)			857,976,000

PURCHASED OPTIONS - 0.7% (b)(c)	Notional Amount	Contracts
Call Options - 0.7%			$–
Tesla, Inc.		–	$–
Expiration: 08/16/2024; Exercise Price: $260.00 (d)	$765,482,895	32,985	5,244,615
Expiration: 08/16/2024; Exercise Price: $265.00 (d)	30,517,205	1,315	146,622
Total Call Options			5,391,237
TOTAL PURCHASED OPTIONS (Cost $82,786,926)			5,391,237

SHORT-TERM INVESTMENTS - 2.2%		Shares
Money Market Funds - 2.2%
First American Government Obligations Fund - Class X, 5.23% (e)		17,842,923	17,842,923
TOTAL SHORT-TERM INVESTMENTS (Cost $17,842,923)			17,842,923

TOTAL INVESTMENTS - 110.5% (Cost $957,639,281)			881,210,160
Liabilities in Excess of Other Assets - (10.5)%			(83,933,302)
TOTAL NET ASSETS - 100.0%			$797,276,858

Percentages are stated as a percent of net assets.

(a)	The security is pledged as collateral at the broker in connection with written options as of July 31, 2024.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	Held in connection with a written option contract.
(e)	The rate shown represents the 7-day annualized effective yield as of July 31, 2024.

YieldMax TSLA Option Income Strategy ETF
Schedule of Written Options
July 31, 2024 (Unaudited)

WRITTEN OPTIONS - (13.6)% (a)(b)	Notional Amount	Contracts	Value
Call Options - (1.1)%
Tesla, Inc.		0	–
Expiration: 08/02/2024; Exercise Price: $230.00	$(29,008,750)	(1,250)	$(634,375)
Expiration: 08/02/2024; Exercise Price: $235.00	(736,474,145)	(31,735)	(8,092,425)
Expiration: 08/02/2024; Exercise Price: $237.50	(30,517,205)	(1,315)	(223,550)
Total Call Options			(8,950,350)

Put Options - (12.5)%
Tesla, Inc.		0	–
Expiration: 08/16/2024; Exercise Price: $260.01 (c)	(765,482,895)	(32,985)	(95,236,275)
Expiration: 08/16/2024; Exercise Price: $265.01 (c)	(30,517,205)	(1,315)	(4,390,358)
Total Put Options			(99,626,633)
TOTAL WRITTEN OPTIONS (Premiums received $80,508,771)			$(108,576,983)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.
(c)	FLexible EXchange® options.

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of July 31, 2024:

YieldMax TSLA Option Income Strategy ETF

	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury Securities	$–	$857,976,000	$–	$857,976,000
Purchased Options	–	5,391,237	–	5,391,237
Money Market Funds	17,842,923	–	–	17,842,923
Total Assets	$17,842,923	$863,367,237	$–	$881,210,160

Liabilities:
Written Options	$–	$(108,576,983)	$–	$(108,576,983)
Total Liabilities	$–	$(108,576,983)	$–	$(108,576,983)